UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2021

GREENLANE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38875	83-0806637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1095 Broken Sound Parkway, Suite 300 Boca Raton, FL	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 292-7660

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	Nasdaq Global Market

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

The Board of Directors (the “Board”) of Geenlane Holdings, Inc. (“Greenlane” or the “Company”) previously approved, subject to stockholder approval, the Amended and Restated Greenlane Holdings, Inc, 2019 Equity Incentive Plan (the “Amended Plan”). At the Company’s Annual Meeting of Stockholders held on August 26, 2021 (the “Annual Meeting”), the Company’s stockholders approved the Amended Plan, which among other things, increase the number of shares of Greenlane Class A common stock, $0.01 par value per share, authorized for issuance under the plan by 2,860,367 shares.

The foregoing brief description is qualified in its entirety by the text of the Amended Plan, a copy of which is incorporated herein by reference as Exhibit 10.1 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company approved all of the proposals presented, which are described in detail in the Company’s Definitive Joint Proxy Statement/Prospectus that was filed with the Securities and Exchange Commission on July 2, 2021 (the “Proxy Statement”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Proxy Statement.

Proposals 3 through 6 relate to the previously announced definitive agreement and plan of merger (the “Merger Agreement”), dated as of March 31, 2021, by and among Greenlane, Merger Sub Gotham 1, LLC, a wholly-owned subsidiary of Greenlane (“Merger Sub 1”), Merger Sub Gotham 2, LLC, a wholly owned subsidiary of Greenlane (“Merger Sub 2”) and KushCo Holdings, Inc. (“KushCo”). Pursuant to the Merger Agreement, Greenlane and KushCo will combine through a merger of Merger Sub 1 with and into KushCo with KushCo as the surviving corporation and a wholly owned subsidiary of Greenlane (“Initial Surviving Corporation”) (such merger, “Merger 1”) and a merger of the Initial Surviving Corporation with and into Merger Sub 2 with Merger Sub 2 as the surviving limited liability company and a wholly owned subsidiary of Greenlane (“Merger 2,” and, together with Merger 1, the “Mergers”).

As there were sufficient votes to approve the Greenlane Merger Proposal, the Greenlane Charter Amendment Proposal and the Greenlane Stock Issuance Proposal (as defined below), stockholder action on a seventh proposal, to approve one or more adjournments of the Annual Meeting to another date, time and/or place, if necessary or appropriate, to solicit additional proxies in favor of the Greenlane Merger Proposal, the Greenlane Charter Amendment Proposal or the Greenlane Stock Issuance Proposal, was not required and Greenlane did not call the vote on that proposal.

Holders of 84,559,126 shares of Greenlane’s common stock were present virtually or represented by proxy at the Annual Meeting. The following are the voting results of the proposals submitted to Greenlane’s stockholders at the Annual Meeting:

Proposal 1: To elect the five director nominees named in the Proxy Statement.

Director Nominee	For	Against	Abstain	Broker Non-Votes
Aaron LoCascio	82,042,588	111,582	108,577	2,296,379
Adam Schoenfeld	81,894,432	132,894	235,421	2,296,379
Neil Closner	79,934,112	1,177,507	1,151,128	2,296,379
Richard Taney	80,263,058	1,211,179	788,510	2,296,379
Jeff Uttz	80,827,388	1,210,108	225,251	2,296,379

Proposal 2: To ratify the appointment of Deloitte & Touche LLP as Greenlane’s independent registered public accounting firm for Greenlane’s fiscal year ending December 31, 2021.

For	Against	Abstain
83,240,964	1,168,322	149,840

Proposal 3: To approve and adopt the Merger Agreement (the “Greenlane Merger Proposal”).

For	Against	Abstain
15,931,009	61,095	32,189

Proposal 4: To approve and adopt of the Amended and Restated Certificate of Incorporation of Greenlane Holdings, Inc. (the “Greenlane Charter Amendment Proposal”).

For	Against	Abstain
82,034,655	180,838	47,254

Proposal 5: To approve the issuance of Greenlane Class A common stock in connection with the closing of Merger 1 (the “Greenlane Stock Issuance Proposal”).

For	Against	Abstain
82,131,829	92,939	37,979

Proposal 6: To approve the Amended and Restated Greenlane Holdings, Inc. 2019 Equity Incentive Plan (the “Greenlane Plan Proposal”).

For	Against	Abstain
78,961,890	2,888,980	411,877

Item 7.01.	Other Events.

On August 26, 2021, Greenlane issued a press release announcing the results of the Annual Meeting. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by Greenlane under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These statements are based on current expectations, estimates and projections about the industry, markets in which Greenlane operates, management’s beliefs, assumptions made by management and the transactions described in this press release, including the closing of the Mergers. While Greenlane’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against Greenlane and others following announcement of the Merger Agreement; (3) the inability to complete the Mergers.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Greenlane Holdings, Inc, 2019 Equity Incentive Plan
99.1	Press Release of Greenlane Holdings, Inc., dated August 26, 2021.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Dated: August 26, 2021	By:	/s/ Aaron LoCascio
Aaron LoCascio
Chief Executive Officer